Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(5)		—	34	—	(29)	(0.02)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	10		—	(92)	—	82	0.06

Adjusted (Non-GAAP)	$4,401	$(141)	$340	$4,202	$941	22.4%	$—	$(479)	$14	$3,726	$2.59
Net earnings from divestitures - KDP	—	—	—	—	(10)		—	40	—	(30)	(0.02)
Change in equity method investee items	—	—	—	—	(3)		—	11	—	(8)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,401	$(141)	$340	$4,202	$928	22.1%	$—	$(428)	$14	$3,688	$2.56

Currency										51	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,739	$2.59

Diluted Average Shares Outstanding											1,441

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	(7)		—	62	—	(64)	(0.05)
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Swiss tax reform net impacts	2	—	—	2	769		—	—	—	(767)	(0.53)
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(5)		—	—	—	5	—
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	9		—	(48)	—	39	0.03

Adjusted (Non-GAAP)	$4,264	$(66)	$338	$3,992	$871	21.8%	$—	$(487)	$15	$3,593	$2.46
Net earnings from divestitures - KDP	—	—	—	—	(8)		—	33	—	(25)	(0.01)
Change in equity method investee items	—	—	—	—	(3)		—	11	—	(8)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,264	$(66)	$338	$3,992	$860	21.5%	$—	$(443)	$15	$3,560	$2.44

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,149	$(36)	$244	$941	$344	36.6%	$(452)	$(110)	$3	$1,156	$0.80
Simplify to Grow Program	112	1	—	111	26		—	—	—	85	0.06
Mark-to-market (gains)/losses from derivatives	(58)	—	(1)	(57)	(13)		—	—	—	(44)	(0.03)
Acquisition integration costs	2	—	—	2	2		—	—	—	—	—
Costs associated with JDE Peet’s transaction	—	—	—	—	11		—	—	—	(11)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Gain on equity method investment transactions	—	—	—	—	(108)		452	—	—	(344)	(0.24)
Equity method investee items	—	—	—	—	1		—	(17)	—	16	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,188	$(35)	$84	$1,139	$293	25.7%	$—	$(127)	$3	$970	$0.67
Net earnings from divestitures - KDP	—	—	—	—	(3)		—	13	—	(10)	—
Change in equity method investee items	—	—	—	—	(1)		—	2	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,188	$(35)	$84	$1,139	$289	25.4%	$—	$(112)	$3	$959	$0.67

Currency										(23)	(0.02)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$936	$0.65

Diluted Average Shares Outstanding											1,439

	For the Three Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$906	$(18)	$70	$854	$230	26.9%	$—	$(112)	$3	$733	$0.50
Simplify to Grow Program	138	—	—	138	36		—	—	—	102	0.07
Mark-to-market (gains)/losses from derivatives	(22)	—	1	(23)	(5)		—	—	—	(18)	(0.01)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	—	—	—	—	(1)		—	14	—	(12)	—
Remeasurement of net monetary position	(6)	—	—	(6)	—		—	—	—	(6)	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.04
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(3)		—	—	—	3	—
Equity method investee items	—	—	—	—	1		—	(14)	—	12	0.01
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,101	$(18)	$68	$1,051	$280	26.6%	$—	$(112)	$3	$880	$0.61
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	9	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	3	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,101	$(18)	$68	$1,051	$277	26.4%	$—	$(100)	$3	$871	$0.60

Diluted Average Shares Outstanding											1,453

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,135	$(38)	$89	$1,084	$391	36.1%	$(345)	$(84)	$3	$1,119	$0.78
Simplify to Grow Program	114	—	—	114	22		—	—	—	92	0.06
Intangible asset impairment charges	54	—	—	54	12		—	—	—	42	0.03
Mark-to-market (gains)/losses from derivatives	(145)	—	3	(148)	(27)		—	—	—	(121)	(0.08)
Acquisition-related costs	—	—	—	—	(3)		—	—	—	3	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	—	—	—	—	(3)		—	7	—	(4)	—
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Gain on equity method investment transactions	—	—	—	—	(77)		345	—	—	(268)	(0.19)
Equity method investee items	—	—	—	—	2		—	(39)	—	37	0.03
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,165	$(38)	$89	$1,114	$318	28.5%	$—	$(116)	$3	$909	$0.63
Net earnings from divestitures - KDP	—	—	—	—	(3)		—	10	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,165	$(38)	$89	$1,114	$315	28.3%	$—	$(104)	$3	$900	$0.62

Currency										4	0.01

Adjusted @ Constant FX (Non-GAAP) - As Recast										$904	$0.63

Diluted Average Shares Outstanding											1,442

	For the Three Months Ended September 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$876	$(13)	$205	$684	$(633)	(92.5)%	$—	$(114)	$5	$1,426	$0.98
Simplify to Grow Program	151	(1)	—	152	29		—	—	—	123	0.08
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(20)	—	(2)	(18)	(8)		—	—	—	(10)	(0.01)
Acquisition-related costs	1	—	—	1	1		—	—	—	—	—
Divestiture-related costs	(4)	—	—	(4)	(1)		—	—	—	(3)	—
Net earnings from divestitures	—	—	—	—	(2)		—	14	—	(12)	(0.01)
Gain on divestitures	(3)	—	—	(3)	1		—	—	—	(4)	—
Remeasurement of net monetary position	1	—	—	1	—		—	—	—	1	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Swiss tax reform net impacts	2	—	—	2	769		—	—	—	(767)	(0.53)
Equity method investee items	—	—	—	—	1		—	(9)	—	8	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,065	$(14)	$89	$990	$171	17.3%	$—	$(109)	$5	$923	$0.63
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	9	—	(7)	—
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,065	$(14)	$89	$990	$169	17.1%	$—	$(98)	$5	$914	$0.63

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$713	$(31)	$85	$659	$341	51.7%	$(121)	$(106)	$1	$544	$0.38
Simplify to Grow Program	76	(4)	—	80	20		—	—	—	60	0.04
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	2	—	—	2	—		—	—	—	2	—
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	10	—	—	10	2		—	—	—	8	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	—	—	—	—	—		—	11	—	(11)	(0.01)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
Gain on equity method investment transactions	—	—	—	—	—		121	—	—	(121)	(0.08)
Equity method investee items	—	—	—	—	6		—	(29)	—	23	0.02

Adjusted (Non-GAAP)	$942	$(35)	$82	$895	$129	14.4%	$—	$(124)	$1	$889	$0.62
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	5	—	(4)	—
Change in equity method investee items	—	—	—	—	(2)		—	6	—	(4)	(0.01)

Adjusted (Non-GAAP) - As Recast	$942	$(35)	$82	$895	$126	14.1%	$—	$(113)	$1	$881	$0.61

Currency										27	0.02

Adjusted @ Constant FX (Non-GAAP) - As Recast										$908	$0.63

Diluted Average Shares Outstanding											1,439

	For the Three Months Ended June 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,025	$(12)	$101	$936	$216	23.1%	$25	$(109)	$1	$803	$0.55
Simplify to Grow Program	83	(5)	—	88	19		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	(33)	—	—	(33)	(3)		—	—	—	(30)	(0.02)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	11	—	—	11	1		—	—	—	10	0.01
Net earnings from divestitures	(5)	—	—	(5)	(2)		—	14	—	(17)	(0.01)
Gain on divestitures	(41)	—	—	(41)	(3)		—	—	—	(38)	(0.03)
Remeasurement of net monetary position	(1)	—	—	(1)	—		—	—	—	(1)	—
Impact from pension participation changes	(35)	—	—	(35)	(9)		—	—	—	(26)	(0.02)
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(1)		—	—	—	1	—
Loss on equity method investment transactions	—	—	—	—	(2)		(25)	—	—	27	0.02
Equity method investee items	—	—	—	—	3		—	(11)	—	8	0.01

Adjusted (Non-GAAP)	$1,008	$(17)	$101	$924	$219	23.7%	$—	$(106)	$1	$810	$0.56
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	7	—	(5)	(0.01)
Change in equity method investee items	—	—	—	—	(2)		—	3	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,008	$(17)	$101	$924	$215	23.3%	$—	$(96)	$1	$804	$0.55

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(2)		—	16	—	(14)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.06
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee items	—	—	—	—	1		—	(7)	—	6	—

Adjusted (Non-GAAP)	$1,106	$(33)	$85	$1,054	$201	19.1%	$—	$(112)	$7	$958	$0.66
Net earnings from divestitures - KDP	—	—	—	—	(3)		—	12	—	(9)	—
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,106	$(33)	$85	$1,054	$198	18.8%	$—	$(99)	$7	$948	$0.66

Currency										43	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$991	$0.69

Diluted Average Shares Outstanding											1,445

	For the Three Months Ended March 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,036	$(17)	$80	$973	$189	19.4%	$(23)	$(166)	$6	$967	$0.66
Simplify to Grow Program	70	—	—	70	19		—	—	—	51	0.03
Mark-to-market (gains)/losses from derivatives	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Divestiture-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestitures	(4)	—	—	(4)	(1)		—	20	—	(23)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(1)		—	—	—	1	—
Gain on equity method investment transactions	—	—	—	—	(5)		23	—	—	(18)	(0.01)
Equity method investee items	—	—	—	—	3		—	(14)	—	11	0.01

Adjusted (Non-GAAP)	$1,090	$(17)	$80	$1,027	$201	19.6%	$—	$(160)	$6	$980	$0.67
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	8	—	(6)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	3	—	(3)	—

Adjusted (Non-GAAP) - As Recast	$1,090	$(17)	$80	$1,027	$199	19.4%	$—	$(149)	$6	$971	$0.66

Diluted Average Shares Outstanding											1,461

(1)	Taxes were computed for each of the items excluded from the companys GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	(7)		—	62	—	(64)	(0.05)
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Swiss tax reform net impacts	2	—	—	2	769		—	—	—	(767)	(0.53)
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(5)		—	—	—	5	—
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	9		—	(48)	—	39	0.03

Adjusted (Non-GAAP)	$4,264	$(66)	$338	$3,992	$871	21.8%	$—	$(487)	$15	$3,593	$2.46
Net earnings from divestitures - KDP	—	—	—	—	(8)		—	33	—	(25)	(0.01)
Change in equity method investee items	—	—	—	—	(3)		—	11	—	(8)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,264	$(66)	$338	$3,992	$860	21.5%	$—	$(443)	$15	$3,560	$2.44

Currency										220	0.15

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,780	$2.59

Diluted Average Shares Outstanding											1,458

	For the Twelve Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,312	$(50)	$520	$2,842	$773	27.2%	$(778)	$(484)	$14	$3,317	$2.23
Simplify to Grow Program	626	(5)	—	631	156		—	—	—	475	0.32
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	(141)	—	1	(142)	(10)		—	—	—	(132)	(0.09)
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Divestiture-related costs	(1)	—	—	(1)	(2)		—	—	—	1	—
Net earnings from divestitures	(19)	—	—	(19)	(9)		—	59	—	(69)	(0.04)
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	423	—	(6)	429	108		—	—	—	321	0.22
Impact from resolution of tax matters	(15)	—	(4)	(11)	6		—	—	—	(17)	(0.01)
CEO transition remuneration	22	—	—	22	5		—	—	—	17	0.01
Gain related to interest rate swaps	—	—	10	(10)	(2)		—	—	—	(8)	(0.01)
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(19)		—	—	—	19	0.01
Gain on equity method investment transactions	—	—	—	—	(192)		778	—	—	(586)	(0.39)
Equity method investee items	—	—	—	—	(15)		—	32	—	(17)	(0.01)

Adjusted (Non-GAAP)	$4,302	$(55)	$381	$3,976	$853	21.5%	$—	$(393)	$14	$3,502	$2.36
Net earnings from divestitures - KDP	—	—	—	—	(10)		—	44	—	(34)	(0.03)
Change in equity method investee items	—	—	—	—	5		—	(15)	—	10	0.01

Adjusted (Non-GAAP) - As Recast	$4,302	$(55)	$381	$3,976	$848	21.3%	$—	$(364)	$14	$3,478	$2.34

Diluted Average Shares Outstanding											1,486

(1)	Taxes were computed for each of the items excluded from the companys GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$906	$(18)	$70	$854	$230	26.9%	$—	$(112)	$3	$733	$0.50
Simplify to Grow Program	138	—	—	138	36		—	—	—	102	0.07
Mark-to-market (gains)/losses from derivatives	(22)	—	1	(23)	(5)		—	—	—	(18)	(0.01)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	—	—	—	—	(1)		—	14	—	(12)	—
Remeasurement of net monetary position	(6)	—	—	(6)	—		—	—	—	(6)	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.04
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(3)		—	—	—	3	—
Equity method investee items	—	—	—	—	1		—	(14)	—	12	0.01
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,101	$(18)	$68	$1,051	$280	26.6%	$—	$(112)	$3	$880	$0.61
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	9	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	3	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,101	$(18)	$68	$1,051	$277	26.4%	$—	$(100)	$3	$871	$0.60

Currency										34	0.02

Adjusted @ Constant FX (Non-GAAP) - As Recast										$905	$0.62

Diluted Average Shares Outstanding											1,453

	For the Three Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$870	$(3)	$106	$767	$111	14.5%	$(21)	$(83)	$3	$757	$0.51
Simplify to Grow Program	194	(2)	—	196	45		—	—	—	151	0.10
Mark-to-market (gains)/losses from derivatives	40	—	2	38	17		—	—	—	21	0.02
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Divestiture-related costs	2	—	—	2	—		—	—	—	2	—
Net earnings from divestitures	(5)	—	—	(5)	—		—	9	—	(14)	(0.01)
Remeasurement of net monetary position	(2)	—	—	(2)	—		—	—	—	(2)	—
Impact from pension participation changes	15	—	(3)	18	4		—	—	—	14	0.01
Impact from resolution of tax matters	(26)	—	—	(26)	(9)		—	—	—	(17)	(0.01)
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	77		—	—	—	(77)	(0.05)
Gain on equity method investment transactions	—	—	—	—	(8)		21	—	—	(13)	(0.01)
Equity method investee items	—	—	—	—	5		—	(34)	—	29	0.02
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,091	$(5)	$105	$991	$243	24.5%	$—	$(108)	$3	$853	$0.58
Net earnings from divestitures - KDP	—	—	—	—	—		—	4	—	(4)	—
Change in equity method investee items	—	—	—	—	—		—	6	—	(6)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,091	$(5)	$105	$991	$243	24.5%	$—	$(98)	$3	$843	$0.57

Diluted Average Shares Outstanding											1,470

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$876	$(13)	$205	$684	$(633)	(92.5)%	$—	$(114)	$5	$1,426	$0.98
Simplify to Grow Program	151	(1)	—	152	29		—	—	—	123	0.08
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(20)	—	(2)	(18)	(8)		—	—	—	(10)	(0.01)
Acquisition-related costs	1	—	—	1	1		—	—	—	—	—
Divestiture-related costs	(4)	—	—	(4)	(1)		—	—	—	(3)	—
Net earnings from divestitures	—	—	—	—	(2)		—	14	—	(12)	(0.01)
Gain on divestitures	(3)	—	—	(3)	1		—	—	—	(4)	—
Remeasurement of net monetary position	1	—	—	1	—		—	—	—	1	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Swiss tax reform net impacts	2	—	—	2	769		—	—	—	(767)	(0.53)
Equity method investee items	—	—	—	—	1		—	(9)	—	8	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,065	$(14)	$89	$990	$171	17.3%	$—	$(109)	$5	$923	$0.63
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	9	—	(7)	—
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,065	$(14)	$89	$990	$169	17.1%	$—	$(98)	$5	$914	$0.63

Currency										47	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$961	$0.66

Diluted Average Shares Outstanding											1,458

	For the Three Months Ended September 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$737	$(19)	$86	$670	$310	46.3%	$(757)	$(84)	$3	$1,198	$0.81
Simplify to Grow Program	139	—	—	139	34		—	—	—	105	0.07
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	112	—	(1)	113	12		—	—	—	101	0.07
Acquisition integration costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	(6)	—	—	(6)	(1)		—	8	—	(13)	(0.01)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
Gain related to interest rate swaps	—	—	1	(1)	—		—	—	—	(1)	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(9)		—	—	—	9	0.01
Gain on equity method investment transactions	—	—	—	—	(184)		757	—	—	(573)	(0.39)
Equity method investee items	—	—	—	—	—		—	(6)	—	6	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,068	$(19)	$83	$1,004	$180	17.9%	$—	$(82)	$3	$903	$0.61
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	4	—	(3)	—
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,068	$(19)	$83	$1,004	$179	17.8%	$—	$(77)	$3	$899	$0.61

Diluted Average Shares Outstanding											1,480

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,025	$(12)	$101	$936	$216	23.1%	$25	$(109)	$1	$803	$0.55
Simplify to Grow Program	83	(5)	—	88	19		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	(33)	—	—	(33)	(3)		—	—	—	(30)	(0.02)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	11	—	—	11	1		—	—	—	10	0.01
Net earnings from divestitures	(5)	—	—	(5)	(2)		—	14	—	(17)	(0.01)
Gain on divestitures	(41)	—	—	(41)	(3)		—	—	—	(38)	(0.03)
Remeasurement of net monetary position	(1)	—	—	(1)	—		—	—	—	(1)	—
Impact from pension participation changes	(35)	—	—	(35)	(9)		—	—	—	(26)	(0.02)
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(1)		—	—	—	1	—
Loss on equity method investment transactions	—	—	—	—	(2)		(25)	—	—	27	0.02
Equity method investee items	—	—	—	—	3		—	(11)	—	8	0.01

Adjusted (Non-GAAP)	$1,008	$(17)	$101	$924	$219	23.7%	$—	$(106)	$1	$810	$0.56
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	7	—	(5)	(0.01)
Change in equity method investee items	—	—	—	—	(2)		—	3	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,008	$(17)	$101	$924	$215	23.3%	$—	$(96)	$1	$804	$0.55

Currency										52	0.04

Adjusted @ Constant FX (Non-GAAP) - As Recast										$856	$0.59

Diluted Average Shares Outstanding											1,458

	For the Three Months Ended June 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$481	$(15)	$248	$248	$15	6.0%	$—	$(88)	$2	$319	$0.21
Simplify to Grow Program	179	(3)	—	182	47		—	—	—	135	0.09
Mark-to-market (gains)/losses from derivatives	(88)	—	—	(88)	(14)		—	—	—	(74)	(0.05)
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Net earnings from divestitures	(2)	—	—	(2)	(4)		—	9	—	(7)	—
Impact from pension participation changes	408	—	—	408	103		—	—	—	305	0.20
Impact from resolution of tax matters	11	—	(4)	15	15		—	—	—	—	—
CEO transition remuneration	10	—	—	10	2		—	—	—	8	0.01
Loss related to interest rate swaps	—	—	(5)	5	1		—	—	—	4	—
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	2		—	—	—	(2)	—
Equity method investee items	—	—	—	—	2		—	(8)	—	6	0.01
Rounding	2	—	—	2	—		—	—	—	2	—

Adjusted (Non-GAAP)	$1,016	$(18)	$99	$935	$207	22.1%	$—	$(87)	$2	$813	$0.55
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	4	—	(3)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	2	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,016	$(18)	$99	$935	$205	21.9%	$—	$(81)	$2	$809	$0.54

Diluted Average Shares Outstanding											1,488

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.j

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,036	$(17)	$80	$973	$189	19.4%	$(23)	$(166)	$6	$967	$0.66
Simplify to Grow Program	70	—	—	70	19		—	—	—	51	0.03
Mark-to-market (gains)/losses from derivatives	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Divestiture-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestitures	(4)	—	—	(4)	(1)		—	20	—	(23)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(1)		—	—	—	1	—
Gain on equity method investment transactions	—	—	—	—	(5)		23	—	—	(18)	(0.01)
Equity method investee items	—	—	—	—	3		—	(14)	—	11	0.01

Adjusted (Non-GAAP)	$1,090	$(17)	$80	$1,027	$201	19.6%	$—	$(160)	$6	$980	$0.67
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	8	—	(6)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	3	—	(3)	—

Adjusted (Non-GAAP) - As Recast	$1,090	$(17)	$80	$1,027	$199	19.4%	$—	$(149)	$6	$971	$0.66

Currency										87	0.06

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,058	$0.72

Diluted Average Shares Outstanding											1,461

	For the Three Months Ended March 31, 2018
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,224	$(13)	$80	$1,157	$337	29.1%	$—	$(229)	$6	$1,043	$0.69
Simplify to Grow Program	114	—	—	114	30		—	—	—	84	0.06
Mark-to-market (gains)/losses from derivatives	(206)	—	—	(206)	(25)		—	—	—	(181)	(0.12)
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	(3)	—	—	(3)	(2)		—	—	—	(1)	—
Net earnings from divestitures	(6)	—	—	(6)	(4)		—	33	—	(35)	(0.02)
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
Gain related to interest rate swaps	—	—	14	(14)	(3)		—	—	—	(11)	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(89)		—	—	—	89	0.06
Equity method investee items	—	—	—	—	(22)		—	80	—	(58)	(0.04)
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,127	$(13)	$94	$1,046	$223	21.3%	$—	$(116)	$6	$933	$0.62
Net earnings from divestitures - KDP	—	—	—	—	(8)		—	32	—	(24)	(0.02)
Change in equity method investee items	—	—	—	—	6		—	(24)	—	18	0.02

Adjusted (Non-GAAP) - As Recast	$1,127	$(13)	$94	$1,046	$221	21.1%	$—	$(108)	$6	$927	$0.62

Diluted Average Shares Outstanding											1,505

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.k

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,312	$(50)	$520	$2,842	$773	27.2%	$(778)	$(484)	$14	$3,317	$2.23
Simplify to Grow Program	626	(5)	—	631	156		—	—	—	475	0.32
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	(141)	—	1	(142)	(10)		—	—	—	(132)	(0.09)
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Divestiture-related costs	(1)	—	—	(1)	(2)		—	—	—	1	—
Net earnings from divestitures	(19)	—	—	(19)	(9)		—	59	—	(69)	(0.04)
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	423	—	(6)	429	108		—	—	—	321	0.22
Impact from resolution of tax matters	(15)	—	(4)	(11)	6		—	—	—	(17)	(0.01)
CEO transition remuneration	22	—	—	22	5		—	—	—	17	0.01
Gain related to interest rate swaps	—	—	10	(10)	(2)		—	—	—	(8)	(0.01)
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(19)		—	—	—	19	0.01
Gain on equity method investment transactions	—	—	—	—	(192)		778	—	—	(586)	(0.39)
Equity method investee items	—	—	—	—	(15)		—	32	—	(17)	(0.01)

Adjusted (Non-GAAP)	$4,302	$(55)	$381	$3,976	$853	21.5%	$—	$(393)	$14	$3,502	$2.36
Net earnings from divestitures - KDP	—	—	—	—	(10)		—	44	—	(34)	(0.03)
Change in equity method investee items	—	—	—	—	5		—	(15)	—	10	0.01

Adjusted (Non-GAAP) - As Recast	$4,302	$(55)	$381	$3,976	$848	21.3%	$—	$(364)	$14	$3,478	$2.34

Currency										36	0.02

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,514	$2.36

Diluted Average Shares Outstanding											1,486

	For the Twelve Months Ended December 31, 2017
	Operating Income	Benefit plan non -service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,462	$(44)	$382	$3,124	$666	21.3%	$(40)	$(315)	$14	$2,799	$1.83
Simplify to Grow Program	777	(15)	—	792	190		—	—	—	602	0.39
Intangible asset impairment charges	109	—	—	109	30		—	—	—	79	0.05
Mark-to-market (gains)/losses from derivatives	96	—	—	96	6		—	—	—	90	0.06
Malware incident incremental expenses	84	—	—	84	27		—	—	—	57	0.04
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Divestiture-related costs	31	—	(3)	34	(8)		—	—	—	42	0.02
Net earnings from divestitures	(92)	—	—	(92)	(22)		—	35	—	(105)	(0.06)
Gain on divestitures	(186)	—	—	(186)	(7)		—	—	—	(179)	(0.11)
Impacts from resolution of tax matters	(209)	—	72	(281)	(75)		—	—	—	(206)	(0.13)
CEO transition remuneration	14	—	—	14	5		—	—	—	9	0.01
Loss on debt extinguishment and related expenses	—	—	(11)	11	4		—	—	—	7	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	44		—	—	—	(44)	(0.03)
Gain on equity method investment transactions	—	—	—	—	(15)		40	—	—	(25)	(0.02)
Equity method investee items	—	—	—	—	8		—	(57)	—	49	0.03
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$4,088	$(59)	$440	$3,707	$853	23.0%	$—	$(337)	$14	$3,177	$2.08
Net earnings from divestitures - KDP	—	—	—	—	(7)		—	19	—	(12)	(0.02)
Change in equity method investee items	—	—	—	—	(2)		—	6	—	(4)	—

Adjusted (Non-GAAP) - As Recast	$4,088	$(59)	$440	$3,707	$844	22.8%	$—	$(312)	$14	$3,161	$2.06

Diluted Average Shares Outstanding											1,531

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.47	$2.69	$(0.22)	(8.2)%
Simplify to Grow Program	0.20	0.24	(0.04)
Intangible asset impairment charges	0.08	0.03	0.05
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.05)	0.04
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	(0.02)	(0.05)	0.03
Gain on divestitures	—	(0.03)	0.03
Costs associated with JDE Peet’s transaction	0.20	—	0.20
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.01	(0.02)	0.03
Impact from resolution of tax matters	(0.02)	0.05	(0.07)
CEO transition remuneration	—	0.01	(0.01)
Loss related to interest rate swaps	0.05	0.08	(0.03)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Swiss tax reform net impacts	—	(0.53)	0.53
(Gain)/loss on equity method investment transactions	(0.55)	0.01	(0.56)
Equity method investee items	0.06	0.03	0.03

Adjusted EPS (Non-GAAP)	$2.59	$2.46	$0.13	5.3%
Net earnings from divestitures - KDP	(0.02)	(0.01)	(0.01)
Change in equity method investee items	(0.01)	(0.01)	—

Adjusted EPS (Non-GAAP) - As Recast	$2.56	$2.44	$0.12	4.9%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.59	$2.44	$0.15	6.1%

Schedule 2.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.80	$0.50	$0.30	60.0%
Simplify to Grow Program	0.06	0.07	(0.01)
Mark-to-market (gains)/losses from derivatives	(0.03)	(0.01)	(0.02)
Costs associated with JDE Peet’s transaction	(0.01)	—	(0.01)
Impact from resolution of tax matters	(0.02)	0.04	(0.06)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Gain on equity method investment transactions	(0.24)	—	(0.24)
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.67	$0.61	$0.06	9.8%
Net earnings from divestitures - KDP	—	(0.01)	0.01
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.67	$0.60	$0.07	11.7%
Impact of favorable currency	(0.02)	—	(0.02)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.65	$0.60	$0.05	8.3%

Schedule 2.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.78	$0.98	$(0.20)	(20.4)%
Simplify to Grow Program	0.06	0.08	(0.02)
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.08)	(0.01)	(0.07)
Net earnings from divestitures	—	(0.01)	0.01
Loss related to interest rate swaps	—	0.08	(0.08)
Swiss tax reform net impacts	—	(0.53)	0.53
Gain on equity method investment transactions	(0.19)	—	(0.19)
Equity method investee items	0.03	0.01	0.02

Adjusted EPS (Non-GAAP)	$0.63	$0.63	$—	0.0%
Net earnings from divestitures - KDP	(0.01)	—	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.62	$0.63	$(0.01)	(1.6)%
Impact of unfavorable currency	0.01	—	0.01

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.63	$0.63	$—	0.0%

Schedule 2.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.38	$0.55	$(0.17)	(30.9)%
Simplify to Grow Program	0.04	0.05	(0.01)
Intangible asset impairment charges	0.05	—	0.05
Mark-to-market (gains)/losses from derivatives	—	(0.02)	0.02
Acquisition-related costs	0.01	—	0.01
Divestiture-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.01)	(0.01)	—
Gain on divestitures	—	(0.03)	0.03
Costs associated with JDE Peet’s transaction	0.21	—	0.21
Impact from pension participation changes	—	(0.02)	0.02
(Gain)/loss on equity method investment transactions	(0.08)	0.02	(0.10)
Equity method investee items	0.02	0.01	0.01

Adjusted EPS (Non-GAAP)	$0.62	$0.56	$0.06	10.7%
Net earnings from divestitures - KDP	—	(0.01)	0.01
Change in equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP) - As Recast	$0.61	$0.55	$0.06	10.9%
Impact of unfavorable currency	0.02	—	0.02

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.63	$0.55	$0.08	14.5%

Schedule 2.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.51	$0.66	$(0.15)	(22.7)%
Simplify to Grow Program	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	0.11	(0.01)	0.12
Net earnings from divestitures	(0.01)	(0.01)	—
Loss related to interest rate swaps	0.06	—	0.06
Gain on equity method investment transactions	(0.04)	(0.01)	(0.03)
Equity method investee items	—	0.01	(0.01)

Adjusted EPS (Non-GAAP)	$0.66	$0.67	$(0.01)	(1.5)%
Net earnings from divestitures - KDP	—	(0.01)	0.01
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.66	$0.66	$—	0.0%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.69	$0.66	$0.03	4.5%

Schedule 2.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.69	$2.23	$0.46	20.6%
Simplify to Grow Program	0.24	0.32	(0.08)
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.05)	(0.09)	0.04
Acquisition-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.05)	(0.04)	(0.01)
Gain on divestitures	(0.03)	—	(0.03)
Remeasurement of net monetary position	—	0.01	(0.01)
Impact from pension participation changes	(0.02)	0.22	(0.24)
Impact from resolution of tax matters	0.05	(0.01)	0.06
CEO transition remuneration	0.01	0.01	—
(Gain)/loss related to interest rate swaps	0.08	(0.01)	0.09
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Swiss tax reform net impacts	(0.53)	—	(0.53)
U.S. tax reform discrete net tax (benefit)/expense	—	0.01	(0.01)
(Gain)/loss on equity method investment transactions	0.01	(0.39)	0.40
Equity method investee items	0.03	(0.01)	0.04

Adjusted EPS (Non-GAAP)	$2.46	$2.36	$0.10	4.2%
Net earnings from divestitures - KDP	(0.01)	(0.03)	0.02
Change in equity method investee items	(0.01)	0.01	(0.02)

Adjusted EPS (Non-GAAP) - As Recast	$2.44	$2.34	$0.10	4.3%
Impact of unfavorable currency	0.15	—	0.15

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.59	$2.34	$0.25	10.7%

Schedule 2.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.50	$0.51	$(0.01)	(2.0)%
Simplify to Grow Program	0.07	0.10	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.01)	0.02	(0.03)
Net earnings from divestitures	—	(0.01)	0.01
Impact from pension participation changes	—	0.01	(0.01)
Impact from resolution of tax matters	0.04	(0.01)	0.05
U.S. tax reform discrete net tax (benefit)/expense	—	(0.05)	0.05
Gain on equity method investment transactions	—	(0.01)	0.01
Equity method investee items	0.01	0.02	(0.01)

Adjusted EPS (Non-GAAP)	$0.61	$0.58	$0.03	5.2%
Net earnings from divestitures - KDP	(0.01)	—	(0.01)
Change in equity method investee items	—	(0.01)	0.01

Adjusted EPS (Non-GAAP) - As Recast	$0.60	$0.57	$0.03	5.3%
Impact of unfavorable currency	0.02	—	0.02

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.62	$0.57	$0.05	8.8%

Schedule 2.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.98	$0.81	$0.17	21.0%
Simplify to Grow Program	0.08	0.07	0.01
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.01)	0.07	(0.08)
Net earnings from divestitures	(0.01)	(0.01)	—
Remeasurement of net monetary position	—	0.01	(0.01)
Loss related to interest rate swaps	0.08	—	0.08
Swiss tax reform net impacts	(0.53)	—	(0.53)
U.S. tax reform discrete net tax (benefit)/expense	—	0.01	(0.01)
Gain on equity method investment transactions	—	(0.39)	0.39
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.63	$0.61	$0.02	3.3%
Net earnings from divestitures - KDP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.63	$0.61	$0.02	3.3%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.66	$0.61	$0.05	8.2%

Schedule 2.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.55	$0.21	$0.34	161.9%
Simplify to Grow Program	0.05	0.09	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.02)	(0.05)	0.03
Acquisition-related costs	—	0.01	(0.01)
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	(0.01)	—	(0.01)
Gain on divestitures	(0.03)	—	(0.03)
Impact from pension participation changes	(0.02)	0.20	(0.22)
CEO transition remuneration	—	0.01	(0.01)
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Loss on equity method investment transactions	0.02	—	0.02
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.56	$0.55	$0.01	1.8%
Net earnings from divestitures - KDP	(0.01)	(0.01)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.55	$0.54	$0.01	1.9%
Impact of unfavorable currency	0.04	—	0.04

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.59	$0.54	$0.05	9.3%

Schedule 2.j

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.66	$0.69	$(0.03)	(4.3)%
Simplify to Grow Program	0.03	0.06	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.12)	0.11
Net earnings from divestitures	(0.01)	(0.02)	0.01
Gain related to interest rate swaps	—	(0.01)	0.01
U.S. tax reform discrete net tax (benefit)/expense	—	0.06	(0.06)
Gain on equity method investment transactions	(0.01)	—	(0.01)
Equity method investee items	0.01	(0.04)	0.05

Adjusted EPS (Non-GAAP)	$0.67	$0.62	$0.05	8.1%
Net earnings from divestitures - KDP	(0.01)	(0.02)	0.01
Change in equity method investee items	—	0.02	(0.02)

Adjusted EPS (Non-GAAP) - As Recast	$0.66	$0.62	$0.04	6.5%
Impact of unfavorable currency	0.06	—	0.06

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.72	$0.62	$0.10	16.1%

Schedule 2.k

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.23	$1.83	$0.40	21.9%
Simplify to Grow Program	0.32	0.39	(0.07)
Intangible asset impairment charges	0.03	0.05	(0.02)
Mark-to-market (gains)/losses from derivatives	(0.09)	0.06	(0.15)
Malware incident incremental expenses	—	0.04	(0.04)
Acquisition-related costs	0.01	—	0.01
Divestiture-related costs	—	0.02	(0.02)
Net earnings from divestitures	(0.04)	(0.06)	0.02
Gain on divestitures	—	(0.11)	0.11
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.22	—	0.22
Impact from resolution of tax matters	(0.01)	(0.13)	0.12
CEO transition remuneration	0.01	0.01	—
Gain related to interest rate swaps	(0.01)	—	(0.01)
Loss on debt extinguishment and related expenses	0.07	—	0.07
U.S. tax reform discrete net tax (benefit)/expense	0.01	(0.03)	0.04
Gain on equity method investment transactions	(0.39)	(0.02)	(0.37)
Equity method investee items	(0.01)	0.03	(0.04)

Adjusted EPS (Non-GAAP)	$2.36	$2.08	$0.28	13.5%
Net earnings from divestitures - KDP	(0.03)	(0.02)	(0.01)
Change in equity method investee items	0.01	—	0.01

Adjusted EPS (Non-GAAP) - As Recast	$2.34	$2.06	$0.28	13.6%
Impact of unfavorable currency	0.02	—	0.02

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.36	$2.06	$0.30	14.6%